October 20, 1997



Independent Terminal and Pipeline Company
530 Wells Fargo Drive, No. 108
Houston, TX  77090

Attention:  Mr. Herman Luffman, Chairman & CEO

Re:  Offer to Purchase Stock and Certain Assets

Gentlemen:

TransMontaigne Oil Company acting through its wholly owned subsidiary, TransMontaigne Terminaling Inc. ("Buyer"), offers to purchase, as provided below, all right, title and interest in and to all shares of stock in the following corporations:

     ITAPCO-Border Terminal, Inc., a Texas corporation
     ITAPCO-Brownsville Terminal, Inc., a Texas corporation
     ITAPCO-Evansville Terminal, Inc., an Indiana corporation
     ITAPCO-Greater Cincinnati Terminal, Inc., a Kentucky corporation ITAPCO-Greenville Terminal, Inc., a Mississippi corporation
     ITAPCO-Henderson Terminal, Inc., a Kentucky corporation
     ITAPCO-Kentuckiana Terminal, Inc., an Indiana corporation
     ITAPCO-Louisville Terminal, Inc., a Kentucky corporation
     ITAPCO-MidSouth Terminal, Inc., an Arkansas corporation
     ITAPCO-Mississippi Terminal, Inc., a Mississippi corporation
     ITAPCO-Missouri Terminal, Inc., a Missouri corporation
     ITAPCO-Ohio Terminal, Inc., an Ohio corporation
     ITAPCO-Owensboro Terminal, Inc., a Kentucky corporation
     ITAPCO-Paducah Terminal, Inc., a Kentucky corporation
     ITAPCO-Riverway Terminal, Inc., a Kentucky corporation
     ITAPCO-Tejano Terminal, Inc., a Texas corporation
     ITAPCO-Wisconsin Terminal, Inc., a Wisconsin corporation

(the aforesaid corporations collectively hereinafter referred to as the "ITAPCO Corporations", and the sellers of the stock hereinafter referred to as the "Selling Shareholders).

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 2

Buyer further offers to purchase from Independent Terminal and Pipeline Company, a Texas Joint Venture, ("ITAPCO Venture"), the following property and property interests:

     A. All ITAPCO Venture rights, contracts, management contracts, agreements, manuals, files, charts, plats, reports, receivables, inventory, other assets, leases, vehicles and future revenues, associated in any way with the ITAPCO Corporations.

     B. All other ITAPCO Venture property and assets not listed in A above, including, but not limited to, all rights to the name Independent Terminal and Pipeline Company and ITAPCO, all offices, fixtures, furniture, leasehold improvements, computers, software, management contracts, operating contracts, and all other contracts and agreements, including contracts and agreements relating to terminals and pipelines which have non-affiliated ITAPCO ownership.

     A and B above are hereinafter referred to collectively as the "ITAPCO Assets".

"Sellers" shall refer to all persons, corporations, trusts and/or any other entities selling, conveying or assigning any stock, assets or rights hereunder, including the Selling Shareholders and ITAPCO Venture.

The purchase of the ITAPCO Corporations and the ITAPCO Assets shall be effective as of November 1, 1997 (the "Effective Date").

This Offer to Purchase is made pursuant and subject to the following terms and conditions:

1. The principal assets of each of the ITAPCO Corporations include, but are not limited to, those items shown on Exhibit A.

     The principal ITAPCO Assets include, but are not limited to, those items shown on Exhibit B.

2. The total purchase price to be paid by Buyer for all the ITAPCO Corporations stock and ITAPCO Assets shall be Thirty-two Million Dollars ($32,000,000) cash, less any deductions as hereinafter set forth, which amount shall be the net purchase price. The net purchase price shall be allocated to the ITAPCO Corporations and ITAPCO Assets as shown on Exhibit C.

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 3

     Sellers direct that Buyer shall remit the net purchase price paid to Sellers for all the ITAPCO Corporations stock and ITAPCO Assets purchased by depositing a lump sum amount with the ITAPCO Venture which amount shall be the net purchase price attributable to each ITAPCO Corporation and ITAPCO Venture shown on Exhibit C. ITAPCO Venture agrees that on behalf of the Buyer, it will timely and properly distribute such net purchase price among the Sellers based upon their respective stock ownership shown on Exhibit E, and shall indemnify and hold Buyer harmless with respect to such distribution.

3. All of the stock of the ITAPCO Corporations shall be conveyed to Buyer free and clear of any and all liabilities, liens, mortgages, debts, restrictions, encumbrances, security interests, rights or offers of first refusal, and all other restrictions, actual and contingent. Each of the ITAPCO Corporations and the ITAPCO Assets to be conveyed pursuant hereto shall be free and clear of any and all outstanding trade payables, accrued liabilities, bank debts, shareholder loans, liens, mortgages, restrictions, encumbrances, security interests, rights or offers of first refusal and all other restrictions, actual and contingent, except for trade payables and operating liabilities that arise after the Effective Date, in the ordinary course of business, to the extent income in the ordinary course of business is not sufficient to cover the same. If any of the aforesaid are not paid in full on or before Closing or are not fully covered, in the aggregate, by cash balances and trade accounts receivables owned by the ITAPCO Corporations and/or included in the ITAPCO Assets on Closing or are not otherwise released, removed, extinguished or waived to the satisfaction of Buyer, and Buyer and Sellers cannot mutually agree on an adjustment to the total purchase price, the Buyer shall have the right, but not the obligation, to rescind this agreement.

4. To the extent that the ITAPCO Corporations and the ITAPCO Assets are burdened by environmental obligations and liabilities, actual or contingent, which collectively do not exceed $100,000, and are not paid in full on or before Closing, or are not covered by cash balances and trade accounts receivables owned by the ITAPCO Corporations and/or included in the ITAPCO Assets at Closing, the total purchase price shall be adjusted. If such environmental obligations and liabilities exceed $100,000, and are not paid in full on or before Closing, or are not covered by cash balances and trade accounts receivable balances owned by the ITAPCO Corporations and/or included in the ITAPCO Assets at Closing, and Buyer and Seller cannot mutually agree on an adjustment to the total purchase price, Buyer shall have the right, but not the obligation, to rescind this agreement.

5. If (a) Buyer determines that the Combined EBITDA from the operations of the ITAPCO Corporations and ITAPCO Venture is projected to be less than $4.6 million for each of the twelve month periods ended December 31, 1997 and 1998 based upon operating and

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 4

     financial information (the "Information") provided to Buyer by Sellers, which information shall be made available for review by Buyer together with all underlying data and documentation; (b) the Buyer and Seller cannot mutually agree on the amount by which the projected $4.6 million Combined EBITDA for each twelve month period is not achieved, and (c) the Buyer and Seller cannot mutually agree on a reduction in the total purchase price to reflect the Combined EBITDA deficiency; then the Buyer shall have the right, but not the obligation, to rescind this agreement. Combined EBITDA of the ITAPCO Corporations and ITAPCO Venture shall be defined as total earnings before income taxes, interest expense, depreciation, amortization and noncash charges.

6. Any obligation which the ITAPCO Corporations or ITAPCO Venture has or may have to pay to any current employee, officer or director (a) a compensatory bonus under any existing employee benefit program or other arrangement, or
     (b) any severance payment or bonus in lieu of a severance payment as to any such individual who Buyer and Seller mutually agree would reasonably be expected to be terminated by Buyer within twelve (12) months from Closing, shall be assumed and paid by the Sellers from the total purchase price to be paid to Sellers by Buyer, and there shall be no liability, obligation, or assumption on the part of Buyer to make such payment.

7. The assets owned by the ITAPCO Corporations and the ITAPCO Assets shall include all related rights, title and interests, land, tools, drawings, plats, equipment, buildings, loading racks, tanks, blending facilities, structures, connections, lines (including connections and lines to pipelines in the area), spare parts, related motor vehicles, regulatory manuals, files, procedures guides, additive injection equipment, permits, licenses, rights-of-way, easements, access agreements, leases, equipment manuals, training materials for handling products, improvements and all related or associated items; and all other property, equipment and supplies of every kind and nature whatsoever located at the terminals, pipelines and offices, and/or used in connection with the terminals, pipelines or offices; and all future revenues associated therewith; except for those items listed on the attached Exhibit D. All such assets are held and accepted "as is, where is" with no representations or warranties whatsoever, express or implied, of merchantability, fitness for a particular purpose, condition, design, operations or capacity.

8. Title to the stock of the ITAPCO Corporations and title to all personal property, rights and assets included in the ITAPCO Assets shall be conveyed by appropriate Bill of Sale, stock transfer or assignment, so as to vest in Buyer good and legal title and shall be evidenced by a title lien search certificate issued by a reputable company, at Sellers expense, all to Buyer's satisfaction.

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 5

9. At Closing, Sellers shall deliver to Buyer in form and substance satisfactory to Buyer, the following:

     A. Stock certificate(s) representing the shares of stock conveyed to Buyer, duly endorsed for transfer to Buyer or accompanied by a stock power duly executed in blank;

     B. If a Seller is a corporation, trust or legal entity other than a person, a certificate dated as of the Closing date and signed by Seller, Seller's Secretary, or Assistant Secretary (if Seller is an entity that has a Secretary) or Seller's Trustee certifying to a stock ledger for each corporation in which Buyer is purchasing stock, reflecting all shareholders of each corporation and the number and kind of each share held by each stockholder and certifying that Seller has received all requisite approvals authorizing the execution, delivery and performance of this agreement and the consummation of the transactions contemplated herein, as well as certifying to the incumbency of the officers executing this agreement on behalf of Seller and any documents to be executed and delivered by Seller at Closing;

     C. The resignations, effective as of the Closing date, of all of the members of the Board of Directors and all officers of the ITAPCO Corporations;

     D. If Seller is a corporation, trust or legal entity other than a person, certificates of Good Standing of Sellers, dated within five days prior to the Closing; and

     E. All stock books, corporate minutes, Bylaws and Articles of Incorporation of each corporation whose stock is being conveyed pursuant hereto.

10. Sellers shall pay, pro-rata, any and all sales and/or transfer fees, taxes and other such costs due as a result of the sale/conveyance of the stock of the ITAPCO Corporations and the ITAPCO Assets to be conveyed pursuant hereto.

11. ITAPCO Venture shall pay, pro-rata, as of the Effective Date, all ad valorem taxes, assessments, other charges and assessments, and charges for public service utilities associated with the ITAPCO Assets to be conveyed pursuant hereto. After the Effective Date, any such items that become due and payable shall be paid in the ordinary course of business.

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 6

12. Sellers shall continue to maintain and operate all properties and assets owned, operated and/or controlled by them in the ordinary course of business, and continue with existing business plans, until Closing and will use their best efforts to retain the business and goodwill of the ITAPCO Corporations, the ITAPCO Assets and ITAPCO Venture.

13. Sellers shall not materially change, sell or encumber any asset associated herewith, including contracts and agreements, after the acceptance hereof, or enter into contracts to acquire material additional assets, except as approved by Buyer in writing. The ITAPCO Corporations and ITAPCO Venture shall not make any distributions of cash or other assets therefrom to the Selling Shareholders, except for payments on currently existing loans from such Selling Shareholders, between the Effective Date and Closing.

14. Sellers represent and warrant to Buyer as to each ITAPCO Corporation the stock of which is to be conveyed to Buyer pursuant hereto, and ITAPCO Venture represents and warrants as to the ITAPCO Assets to be conveyed to Buyer pursuant hereto, that the following are correct and will be correct at Closing:

     A. The terminals, pipelines and businesses associated herewith are in material compliance with all local, state, and federal laws, rules, and regulations; that ITAPCO Venture is not aware of any pending or threatened, asserted or unasserted, claims, assessments, lawsuits, notices of violations, etc., directly or indirectly involving the terminals, pipelines and associated businesses; and that all contracts being conveyed to Buyer in association herewith, directly or indirectly, are in full force and effect and are valid and legally binding on the parties thereto, and enforceable in accordance with their respective terms.

     B. The corporation is duly incorporated, validly existing and in good standing under the laws of the state of incorporation. The corporation has all requisite corporate power and authority to own, operate or lease the assets it owns and/or operates and to carry on its business as presently conducted. Copies of the Certificate of Incorporation and Bylaws of the corporation which will be promptly provided to Buyer upon the execution of this agreement, and copies of the corporations minutes, which will promptly be made available to Buyer for review, are true and complete and in effect on the date of this agreement is executed by Sellers, and will be at Closing.

     C. The corporation is an S Corporation as defined under Section 1361 of the Internal Revenue Code of 1986 and all federal income tax returns have been filed as an S Corporation since inception.

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 7

     D. The shareholders, the authorized shares and the issued and outstanding shares, of each corporation whose shares are to be conveyed pursuant hereto are as shown on Exhibit E. Such shares of stock are validly issued and outstanding, are fully paid and nonassessable. There are no agreements outstanding granting any third party a preferential right to purchase the stock and there are no outstanding subscriptions, options, convertible securities, warrants, calls or other securities granting liens on or rights to purchase, or otherwise acquire, any securities of the corporation. The corporation has no subsidiaries.

     E. Selling Shareholders are the record and beneficial owners of all the stock to be conveyed pursuant hereto, and said stock shall be conveyed free and clear of any and all restrictions, liens, options, charges or encumbrances.

     F. To the knowledge of Sellers the execution and delivery of this agreement and the consummation of the transactions contemplated herein will not:

          (1) conflict with or result in a breach or violation of the Articles of Incorporation, charter, creating instrument or Bylaws of any Seller that has a legal form of existence other than a person, or of any corporation whose stock is to be conveyed pursuant hereto;

          (2) conflict with or result in a breach or violation of, or require any third party consent with respect to any agreement, document, instrument, judgment, decree, order, governmental permit, certificate, or license to which Sellers or the corporations whose stock is being conveyed pursuant hereto, is a party or to which either is subject or by which the assets being sold hereunder are bound;

          (3) result in the creation of any lien, charge or other encumbrance upon the stock of the ITAPCO Corporations and ITAPCO Assets to be conveyed pursuant hereto; or

          (4) require a Seller or the corporations whose stock is to be conveyed pursuant hereto to obtain or make any waiver, consent, action, approval, clearance or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other governmental or regulatory authority or instrumentality.

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 8

     G.   To the knowledge of Sellers:

          (1) all contracts of the corporations whose stock is to be conveyed pursuant hereto are in full force and effect and are valid and legally binding obligations of the parties thereto, enforceable in accordance with their respective terms.

          (2) the Sellers and the corporations whose stock is to be conveyed pursuant hereto have not received any notification that any of the corporations whose stock is to be conveyed pursuant hereto are in material default or in material breach with respect to any of their respective obligations under any contracts or obligations.

          (3) there are no asserted or unasserted proceedings, actions, claims, suits or investigations or actions threatened before any federal, state or other governmental court, board, agency or similar entity or any arbitrator, involving the assets or the corporations whose stock is to be conveyed pursuant hereto.

          (4) the corporations whose stock is to be conveyed pursuant hereto have (i) properly and timely filed or will cause to be filed with the appropriate federal, state, and local governmental authorities all income tax and property tax returns required by the laws of the states in which the corporations are qualified on the Closing date; (ii) paid all material taxes indicated as being due and owed by either such returns or any assessment, deficiency notice, 30-day letter, or similar notice received by it; and
               (iii) made sufficient provision for all material accrued but unpaid taxes, whether or not disputed.

          (5) the corporations are not currently under examination or audit by any income or property taxing authority, are not a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted again them.

          (6) no order, writ, injunction or decree has been entered and is in effect by any court of competent jurisdiction or any governmental or regulatory instrumentality or authority, and no statute, rule, regulation or other requirement has been promulgated or enacted or is in effect, that restrains, enjoins or invalidates the transactions contemplated hereby.

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 9

          (7) no suit or other proceeding is pending or has been threatened by any third party before any court or governmental agency, or otherwise, seeking to restrain or prohibit or declare illegal, or seeking substantial damages in or prohibit or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this agreement or any corporation or asset associated herewith.

     H. All appropriate parties, including spouses if applicable, have executed and/or shall execute and/or approve and ratify this agreement and all documents delivered pursuant hereto shall convey complete ownership to Buyer in the stock of the ITAPCO Corporations and the ITAPCO Assets.

15.  Buyer represents and warrants to Sellers as follows:

     A. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Arkansas. Buyer has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as presently conducted. Buyer is duly qualified to do business and is in good standing as a corporation in each of the states and other jurisdictions where applicable law and the character of its properties or the nature of its business requires it to be so qualified.

     B. Buyer has all requisite corporate power to execute and deliver this Agreement and to perform its obligations under this Agreement.

     C. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein will:

          (1) conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of Buyer; or

          (2) conflict with or result in a breach or violation of any agreement, document, instrument, judgment, decree, order, governmental permit, certificate or license to which Buyer is a party or to which Buyer is subject or by which its property is bound.

     D. Buyer is acquiring the stock in the ITAPCO Corporations for its own account, for investment and not with a view to its resale or a distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder, or a distribution thereof in violation of any applicable state securities laws.

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 10

     E. To the knowledge of Buyer, no order, writ, injunction or decree has been entered and is in effect by any court of competent jurisdiction or any governmental or regulatory instrumentality or authority, and no statue, rule, regulation or other requirement has been promulgated or enacted and is in effect, that restrains, enjoins or invalidates the transactions contemplated hereby.

16. The Closing of this transaction, at which time Buyer shall pay the net purchase price in cash to Sellers and Sellers shall convey and transfer possession of and legal title to the ITAPCO Corporations stock and the ITAPCO Assets conveyed hereunder and execute other appropriate documents ("Closing"), shall take place as soon as reasonably possible after acceptance by Sellers, and within ten (10) days after Buyer has completed its due diligence associated herewith at a site and time mutually agreeable to the parties, but in no event later than December 31, 1997.

17. Risk of loss with respect to the terminals, pipelines and other assets shall be borne by the Sellers until Closing.

18.  Upon acceptance of this Offer to Purchase by ITAPCO Venture and for thirty
     (30) days thereafter, Buyer shall have the right to perform such due diligence procedures it deems necessary and appropriate with respect to all the business operations of the ITAPCO Corporations and ITAPCO Venture. Buyer shall endeavor to perform such due diligence procedures in a nondisruptive manner in order to not interfere with the day-to-day business activities of the ITAPCO Corporations and ITAPCO Venture. If Buyer cannot complete its due diligence within such thirty (30) day period due to matters reasonably beyond its control, such as delays in receiving documentation, assessments, reports, etc., from Sellers or third parities, Buyer may extend its due diligence period until such matters are received and reviewed, but in no event beyond December 31, 1997.

19. ITAPCO Venture shall promptly provide to Buyer copies of, and/or access to, any and all business records, books, tax returns, reports, audits, etc. as may be requested by Buyer, including all environmental and regulatory assessments, reports, data, notices, leakage records, etc., in its possession or control, or reasonably obtainable by it, involving or associated with the terminals, pipelines, businesses or assets conveyed hereunder.

20. ITAPCO Venture shall promptly permit Buyer to perform due diligence inspections and location visits, including physical environmental site assessments and examinations of the terminals and pipelines associated herewith, and testing of storage tanks, connections and pipelines to determine that they are leak free. ITAPCO Venture shall have the right to observe any and all on-site environmental site assessments and testing activity, and to timely receive any and all related reports and results. ITAPCO Venture shall provide

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 11

     access to the terminals, pipelines and businesses associated herewith; shall cooperate with Buyer in its due diligence inspections; and, shall promptly supply Buyer with all plats, surveys, books, records, blueprints, logs, cavern data, diagrams (including underground piping), instructions, permits, licenses, assessments and notices or reports of any alleged or possible potential litigation, violations or conditions related to the assets, including any and all federal, state, or local statutes, laws, ordinances, or regulations possibly affecting and/or associated with, directly or indirectly, the ITAPCO Corporations and ITAPCO Assets, including reports, assessments, etc. prepared by and/or on behalf of ITAPCO Venture, Sellers or others.

21. Buyer and Sellers further agree that except to the extent otherwise required by law, all due diligence and environmental assessments and tests shall be confidential and not disclosed to any other party or entity. Upon Closing, all due diligence items shall be retained by Buyer.

22. Buyer and Sellers agree that Buyer shall have the right, but not the obligation, to rescind this agreement at any time prior to Closing, if Buyer, in its sole judgment, determines in the course of its due diligence inspections, reviews, assessments, testing and examinations of the ITAPCO Corporations and ITAPCO Assets, that the same are not as have been represented by Sellers.

23. Except as otherwise provided in Paragraph 24. below, Buyer shall be liable for any and all debts, assessments, causes of action, claims, damages, waste, taxes, fines, conditions, pollution, contamination, obligations, etc., including any and all federal, state, local, and other environmental rules, laws, regulations, requirements, claims, damages, fines, conditions, remediation, and cleanup costs, arising from, caused by, or related to the business of the ITAPCO Corporations or to the use or ownership of the ITAPCO Assets after Closing, and shall indemnify and hold Sellers harmless, as the same are incurred. This provision shall survive Closing.

24. To the extent Sellers have actual knowledge of a material problem, claim, liability, etc., or the potential thereof, asserted or unasserted, related to the business of the ITAPCO Corporations or to the ITAPCO Assets conveyed hereunder, prior to Closing and fail to disclose the same to Buyer, or make false or inaccurate representations or warranties hereunder, Sellers shall be liable therefor and shall indemnify and hold the Buyer harmless therefrom, as the same are incurred, including legal costs and attorneys' fees and in-house attorneys' fees. This provision shall survive Closing.

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 12

25. On a mutually agreed date before the Closing, ITAPCO Venture and Buyer shall jointly inventory all products located in the terminals and pipelines associated herewith in accordance with standard industry practices. Upon Closing, Buyer shall assume custody of and responsibility for all inventory and operations associated therewith.

26. ITAPCO Venture shall assist the Buyer with an orderly transition of the operations of the terminals, pipelines, contracts and businesses being conveyed hereunder including operating procedures, customer and supplier retention, regulatory compliance, data processing, non-operator reporting requirements, accounting procedures and records. ITAPCO Venture shall provide Buyer with any and all records and documents in their possession or control which will assist Buyer in maintaining or recapturing business, customers and throughput.

27. Buyer and Sellers each represent that they have done nothing to cause an obligation to pay a broker or finder's fee in connection with this transaction and shall indemnify and hold the other harmless from any claim or liability in the event such a fee arises from any misrepresentation in regard thereto. This provision shall survive Closing.

28. Buyer and Sellers agree that they shall endeavor to coordinate with each other to structure this transaction in such a manner as to provide favorable income tax and/or financial reporting results to each other, provided that such arrangement does not cause an adverse income tax and/or financial reporting result to either.

29. Except as provided in Paragraph 33. below, Buyer intends to offer employment to the existing ITAPCO Corporations and ITAPCO Venture personnel, to the extent reasonably practical. Such offers of employment shall be at current base compensation levels, and employee benefits shall be extended to such personnel commensurate with those benefits currently provided to the employees of Buyer, subject to the terms, provisions, restrictions and limitations contained in the employee policies, benefits plans, contracts and agreements of Buyer.

30. Buyer and Sellers agree to execute before and after Closing any and all other documents reasonable or necessary to effectuate the intent of this agreement. This provision shall survive Closing.

31. The individuals executing this agreement represent that they have the authority and knowledge necessary to execute and make the representations, covenants and commitments contained in this agreement.

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 13

32. Buyer and Sellers agree that there shall be no press releases or other announcements prior to Closing without the prior written consent of the other, except to the extent required by applicable laws, rules or regulations. If either determines that a press release is required or desired, the other will be notified in writing and consulted. Buyer and Sellers further agree to consult with each other on all press releases and announcements issued at Closing concerning the transactions contemplated by this agreement.

33. This agreement constitutes the entire understanding between Buyer and Sellers with respect to this transaction and supersedes any prior understandings, negotiations or agreements, whether written or oral, between them; provided however, that Buyer and Mr. Herman Luffman shall enter into a mutually satisfactory agreement under which Mr. Luffman will provide his services to Buyer as a consultant, and will not compete directly or indirectly with Buyer or the businesses of Buyer, for a period of eighteen (18) months from and after Closing.

34. The rights and liabilities of the Buyer and Sellers to this agreement and the provisions of this agreement shall be determined and construed in accordance with the laws of the State of Arkansas, without giving effect to the principles of conflict of laws, which would require the law of another state to apply. This provision shall survive Closing.

35. The failure of either the Buyer or any Seller to insist in one or more instances upon strict performance of any provision of this agreement or to take advantage of any of its rights shall not be construed as a waiver of any such provision or the relinquishment of any such rights for the future, but the same shall continue and remain in full force and effect. This provision shall survive Closing.

36. This agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

37. If any one or more of the provisions contained in this agreement or in any other document delivered pursuant hereto shall, for any reason, be held to be invalid, illegal or unenforceable in any material respect, such invalidity, illegality or unenforceablility shall not affect any other provision of this agreement or any other such document. This provision shall survive Closing.

38. The acceptance of this Offer to Purchase is subject to the final approval of the Boards of Directors of both Buyer and Sellers, and to the formal ratification and approval of all Sellers and other joining parties, and shall not be binding upon Buyer or Sellers until so approved and ratified. Upon the execution hereof by Independent Terminal and Pipeline

INDEPENDENT TERMINAL AND PIPELINE COMPANY
OCTOBER 20, 1997
PAGE 14

     Company (ITAPCO Venture), Buyer and ITAPCO Venture shall immediately proceed to attempt to obtain all such required approvals and ratifications. If either Buyer or ITAPCO Venture fails to obtain such approvals and ratifications by November 10, 1997, then the other party shall have the right, but not the obligation, to rescind this Offer to Purchase.

This Offer shall remain outstanding until 5:00 p.m. CDT on October 24, 1997, and may be accepted by Independent Terminal and Pipeline Company (ITAPCO Venture) in its own behalf and on behalf of the other Sellers, subject to Paragraph 38. above, on or before such date by giving Buyer written notification thereof.

Very truly yours,

TRANSMONTAIGNE OIL COMPANY


By: /s/ Richard E. Gathright
   -------------------------
    Richard E. Gathright
    President and Chief Operating Officer


TRANSMONTAIGNE TERMINALING INC.


By: /s/ Richard E. Gathright
   -------------------------
    Richard E. Gathright
    Chief Executive Officer


AGREED AND ACCEPTED:
INDEPENDENT TERMINAL AND PIPELINE COMPANY
(IN ITS OWN BEHALF AND ON BEHALF OF ALL SELLERS AS PROVIDED HEREIN)


By: /s/ Herman Luffman
   -------------------
    Herman Luffman
    Chairman and Chief Executive Officer    Date:  October 20, 1997

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                          ITAPCO-BORDER TERMINAL, INC.
                          ----------------------------



  TANK                              SIZE                              YEAR
   NO.         H. X DIA.           (BBLS.)           TYPE          CONSTRUCT.
-----------------------------------------------------------------------------
   1           36-4 X 45            9,700               CR             1949
 -----------------------------------------------------------------------------
   2           36-4 X 45            9,900               CR             1949
-----------------------------------------------------------------------------
   3           40 X 42-6            9,800               CR
-----------------------------------------------------------------------------
   4           40-4 X 60           19,500               CR             1949
-----------------------------------------------------------------------------
   5          40-11 X 72           26,000               CR             1949
-----------------------------------------------------------------------------
 203           45'L x 10              595           HRZNTL             1945
-----------------------------------------------------------------------------
 204           45'L x 10              595           HRZNTL             1945
-----------------------------------------------------------------------------
 303           45'L x 10              595           HRZNTL             1945
-----------------------------------------------------------------------------
 304           45'L x 10              595           HRZNTL             1945
-----------------------------------------------------------------------------
 305           45'L x 10              595           HRZNTL             1945
-----------------------------------------------------------------------------
Total Owned                        77,875
                                 ----------

Deepwater dock is owned by the Brownsville Navigation District (BND). Two-bay, top loading truck loading facility.
Fire foam system with building.
Office building/warehouse combination.
Spill containment boom and boat to deploy.
Direct transfer loading station with pumps, hoses for truck/rail transfers. Pumps, valves, piping and fittings to accomodate marine, rail, truck loading and unloading.

LEASES
------
Real property leased from Brownsville Navigation District.
Rail spur leased from Brownsville Navigation District.
Office space leased to Unimar.

CONTRACTS
---------
1.   Direct Transfers
     ----------------
          a.)   Alpha Owens Corning
          b.)   Copeq Trading
          c.)   Industrias Roux
          d.)   Helm U.S. Chemical
          e.)   Alcoholes Finos Nacionales
          f.)   Stepan
          g.)   Exxon USA
          h.)   Elf Lubricantes
          i.)   Conoco
          j.)   APISA
          k.)   Florachem
          l.)   Lea International
          m.)   Prime Chemical Products
          n.)   Trinity Chemical
2.   Storage
     -------
          a.)   Copeq
          b.)   Productos Quimicos Coin
          c.)   Quimicompestos
          d.)   Adams Vegetable Oil

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                       ITAPCO-BROWNSVILLE TERMINAL, INC.
                       ---------------------------------



TANK                               SIZE                              YEAR
NO.          H X DIA.           (BBLS.)          TYPE           CONSTRUCT.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
F-1             41 X 30              5,000              CR           1974
-----------------------------------------------------------------------------
F-2             41 X 45             11,000          CR-H,I           1974
-----------------------------------------------------------------------------
H-1                12-9                595          HRZNTL           1945
-----------------------------------------------------------------------------
H-2                12-9                595          HRZNTL           1945
-----------------------------------------------------------------------------
H-3                12-9                595          HRZNTL           1945
-----------------------------------------------------------------------------
H-4                12-9                595          HRZNTL           1945
-----------------------------------------------------------------------------
10            40-7 X 45             11,000            CR-H           1976
-----------------------------------------------------------------------------
11            40-7 X 45             11,000            CR-H           1974
-----------------------------------------------------------------------------
15            40-7 X 45             11,000            CR-H           1974
-----------------------------------------------------------------------------
16            40-6 X 45             11,000         CR-H,DB           1974
-----------------------------------------------------------------------------
17              34 x 46             10,000            CR-H           1949
-----------------------------------------------------------------------------
20            40-4 X 60             20,000            CR-H           1945
-----------------------------------------------------------------------------
21            30-4 X 60             20,000            CR-H           1945
-----------------------------------------------------------------------------
50            30-5 X 35              5,000            CR-H           1949
-----------------------------------------------------------------------------
51            30-6 X 35              5,000            CR-H           1949
-----------------------------------------------------------------------------
55            30-6 X 35              5,000            CR-H           1952
-----------------------------------------------------------------------------
70            32-6 X 40              7,000              CR           1979
-----------------------------------------------------------------------------
1501          40-5 x 52             15,000          CR-H,I           1982
-----------------------------------------------------------------------------
Total Owned                        149,380
                                 -----------

Deepwater dock is owned by the Brownsville Navigation District (BND).
Three one-bay truck loading racks.
Direct transfer loading station with pumps, hoses for truck/rail transfers. Pumps, valves, piping and fittings to accommodate marine, rail, truck loading and unloading.
Rail car loading platform.
Office building, boiler house and separate warehouse.
One boiler feedwater treatment system.
One 300 H.P. steam boiler.
One 75 H.P. steam boiler.
One fixed air compressor.

LEASES
------
Real property leased from Brownsville Navigation District.
Pick-up truck
Trackmobile

CONTRACTS
---------
1.   Direct Transfer
     ---------------
          a.)  Petrofin                    h.)  Petrocel
          b.)  ICC Industries              i.)  Angus Chemical
          c.)  Adams Vegetable Oils, Inc.  j.)  DOW
          d.)  APISA                       k.)  Arechiga Oil Co.
          e.)  Lea International           l.)  IRM
          f.)  Industrias Roux             m.)  Veladores Azucena
          g.)  Polioles

2.   Storage
     -------
          a.)  Petrofin Corp.              d.)  CITGO Petroleum
          b.)  Copeq Trading Co.           e.)  AKRA
          c.)  Lyondell-Citgo Refining

               EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO COMPANIES
               --------------------------------------------------

                        ITAPCO-EVANSVILLE TERMINAL, INC.
                        --------------------------------



TANK          OLD                               SIZE
NO.           NO.         H. X DIA.            (BBLS.)          TYPE
-------------------------------------------------------------------------
-------------------------------------------------------------------------
17-20         N1          39-11 X 60           19,600               IFR
-------------------------------------------------------------------------
18-20         N5           40-4 X 60           19,600           BLADDER
-------------------------------------------------------------------------
19-14         N4             42 X 50           14,600               IFR
-------------------------------------------------------------------------
20-24         N3           42-6 X 50           14,600                CR
-------------------------------------------------------------------------
21-20         N6             49 X 55           19,600               IFR
-------------------------------------------------------------------------
  22         NS1           29-5 X 10              500                CR
-------------------------------------------------------------------------
  24         NS3           29-5 X 10              500                CR
-------------------------------------------------------------------------
TOTAL OWNED                                    89,000
                                             ----------


TANK          OLD                               SIZE
NO.           NO.         H. X DIA.            (BBLS.)          TYPE
----------------------------------------------------------------------
----------------------------------------------------------------------
1-8           S1          40-7 X 40              8,500           CR
----------------------------------------------------------------------
2-8           S2          40-7 X 40              8,500           CR
----------------------------------------------------------------------
3-8           S3          40-7 X 40              8,500           CR
----------------------------------------------------------------------
4-8           S4          40-7 X 40              8,500          IFR
----------------------------------------------------------------------
5-8           S5          40-7 X 40              8,500           CR
----------------------------------------------------------------------
6-4           S6            29 X 35              4,500           CR
----------------------------------------------------------------------
7-4           S7            29 X 35              4,500           CR
----------------------------------------------------------------------
8-4           S8            29 X 35              4,500          IFR
----------------------------------------------------------------------
9-30          S9            48 X 70             30,000          XFR
----------------------------------------------------------------------
10-21         S10           48 X 60             21,500          XFR
----------------------------------------------------------------------
 11           S11                                  285           CR
----------------------------------------------------------------------
12-8          S102        29-6 X 48              9,000          XFR
----------------------------------------------------------------------
13-6          S103          35 X 36              6,000          XFR
----------------------------------------------------------------------
14-6          S104          35 X 36              6,000          XFR
----------------------------------------------------------------------
15-8          S105        29-6 X 48              8,500          IFR
----------------------------------------------------------------------
16-6          S101          35 X 36              6,000          IFR
----------------------------------------------------------------------
TOTAL OWNED                                    143,285
                                             -----------

Barge loading/unloading dock.
Two 2-bay truck loading racks.
One John Zink elevated flare.
One John Zink combustor.
Diamond Control Automation System
One office building
One office building/warehouse combination.
Gasoline IVD additive injection system/controls.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
One warehouse building.

LEASES
------
None

CONTRACTS
---------
1.   Throughput
     ----------
          a.)  Mapco Petroleum                      d.)  Shell
          b.)  John W. Stone Oil Distributor, Inc.  e.)  CITGO
          c.)  Amoco                                f.)  Valero (Pending)

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                    ITAPCO-GREATER CINCINNATI TERMINAL, INC.
                    ----------------------------------------



TANK                           SIZE
 NO.      H. X DIA.           (BBLS.)            TYPE               CONSTRUCTED
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1             48 x 68          30,000            XFR                   1959
-------------------------------------------------------------------------------
2             48 x 68          30,000            XFR                   1959
-------------------------------------------------------------------------------
3             48 x 40          10,000            XFR                   1959
-------------------------------------------------------------------------------
4             48 x 40          10,000            XFR                   1959
-------------------------------------------------------------------------------
5             48 x 40          10,000            XFR                   1959
-------------------------------------------------------------------------------
6             48 x 40          10,000            XFR                   1959
-------------------------------------------------------------------------------
7             48 x 40          10,000            XFR                   1959
-------------------------------------------------------------------------------
8             48 x 40          10,000            XFR                   1959
-------------------------------------------------------------------------------
9             48 x 40          10,000            IFR                   1959
-------------------------------------------------------------------------------
10        17-9 x 10-6             274             CR                   1959
-------------------------------------------------------------------------------
11        17-9 x 10-6             273             CR                   1959
-------------------------------------------------------------------------------
12        17-9 x 10-6             273             CR                   1959
-------------------------------------------------------------------------------
13        17-9 x 10-6             274             CR                   1959
-------------------------------------------------------------------------------
14        17-9 x 10-6             272             CR                   1959
-------------------------------------------------------------------------------
15        31-6 x 08-3             500             CR                   1983
-------------------------------------------------------------------------------
24            48 x 68          30,000             CR                     --
-------------------------------------------------------------------------------
25            48 x 68          30,600             CR                     --
-------------------------------------------------------------------------------
27            18 X 12             357             CR                   1959
-------------------------------------------------------------------------------
Total Owned                   192,823
                            -----------

Barge loading/unloading dock.
4.7 Mile, 6-inch pipeline from terminal to Greater Cincinnati/Northern Kentucky International Airport.
John Zink VRU
Gasoline IVD additive injection system.
One office building/warehouse combination.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
Daniels Automation System

LEASES
------
First Recovery leases warehouse.

CONTRACTS
---------
1.   Throughput
     ----------
          a.)   John W. Stone Oil Distributor, Inc.
          b.)   CITGO Petroleum
          c.)   Marathon Oil Company
1.   Tank Storage
     ------------
          a.)   Greater Cincinnati Asphalt Terminal, L.L.C.

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                       ITAPCO-GREENVILLE TERMINAL, INC.
                       --------------------------------



TANK                           SIZE
NO.         H X DIA.          (BBLS.)            TYPE              CONSTRUCTED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1              30 X 50           10,000            IFR                 1940
--------------------------------------------------------------------------------
2              30 X 35            5,000            IFR                 1940
--------------------------------------------------------------------------------
3              30 X 35            5,000             CR                 1940
--------------------------------------------------------------------------------
4              24 X 35            3,000             CR                 1940
--------------------------------------------------------------------------------
5              23 X 25            2,000             CR                 1940
--------------------------------------------------------------------------------
6              30 X 33            5,000             CR                 1941
--------------------------------------------------------------------------------
7              30 X 35            5,000             CR                 1941
--------------------------------------------------------------------------------
8              40 X 52           15,000            IFR                 1946
--------------------------------------------------------------------------------
13             44 X 50           15,000            IFR                 1947
--------------------------------------------------------------------------------
14             44 X 50           15,000            IFR                 1947
--------------------------------------------------------------------------------
15            40 X 100           55,000            IFR                 1954
--------------------------------------------------------------------------------
16             40 X 67           25,000             CR                 1985
--------------------------------------------------------------------------------
Total Owned                     160,000
                              -----------

Barge loading/unloading dock.
Office/warehouse combination.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
One 2-bay truck loading rack.
Av-gas filtration system.
Diamond Control Automation System
Gasoline IVD additive injection system and controls.

LEASES
------
None

CONTRACTS
---------
1.   Tank Storage
     ------------
          a.)   Phillips
          b.)   First Recovery

2.   Throughput
     ----------
          a.)   John W. Stone Oil Distributor, Inc.
          b.)   Shell
          c.)   EOTT
          d.)   Valero

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                        ITAPCO-HENDERSON TERMINAL, INC.
                        -------------------------------

PRINCIPAL ASSETS
----------------

TANK                            SIZE
 NO.        H X DIA.           (BBLS.)            TYPE               CONSTRUCTED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2           26-3 X 26-3          2,100                CR             GRAVER 1938
--------------------------------------------------------------------------------
3           31-5 X 36-9          5,000                CR                 1925
--------------------------------------------------------------------------------
5           26-3 X 26-3          2,100                CR                 1938
--------------------------------------------------------------------------------
6             28-6 X 42          7,000            LIFTER                 1941
--------------------------------------------------------------------------------
7           31-3 X 47-3         10,000                CR                 1925
--------------------------------------------------------------------------------
9           37-3 X 47-3         12,000                CR                 1925
--------------------------------------------------------------------------------
10              60 X 40         20,000                CR                 1926
--------------------------------------------------------------------------------
11            60 X 47-3         25,000                CR                 1926
--------------------------------------------------------------------------------
12            46-6 X 40         12,000                CR
--------------------------------------------------------------------------------
13            46-6 X 40         12,000                CR
--------------------------------------------------------------------------------
14            46-6 X 40         12,000                CR
--------------------------------------------------------------------------------
15              48 X 40         12,000                CR
--------------------------------------------------------------------------------
16              48 X 40         12,000                CR
--------------------------------------------------------------------------------
17              60 X 48         25,000                CR
--------------------------------------------------------------------------------
18              48 X 40         12,000                CR
--------------------------------------------------------------------------------
Total Owned                    180,200
                             -----------

Barge loading/unloading dock.
Office
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
Truck scales
Storage shed
4-Bay truck loading rack

CONTRACTS
---------
1.   Tank Storage
     ------------
          a.)   PCS Nitrogen
          b.)   CITGO Petroleum
          c.)   Conoco
          d.)   First Recovery
1.   Throughput
     ----------
          a.)   John W. Stone Oil Distributor, Inc.

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                       ITAPCO-KENTUCKIANA TERMINAL, INC.
                       ---------------------------------



TANK                           SIZE
 NO.       H X DIA.           (BBLS.)            TYPE               CONSTRUCTED
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1            40-2 X 67         25,000               XFR                1963
-------------------------------------------------------------------------------
1C         26-6 X 36-9          5,000                CR                1949
-------------------------------------------------------------------------------
2            40-3 X 67         25,000               XFR                1963
-------------------------------------------------------------------------------
3            40-3 X 67         25,000               XFR                1963
-------------------------------------------------------------------------------
4            40-2 X 67         25,000               XFR                1963
-------------------------------------------------------------------------------
5            40-2 X 67         25,000               XFR                1963
-------------------------------------------------------------------------------
5C         26-5 X 36-9          5,000                CR                1949
-------------------------------------------------------------------------------
6            40-6 X 60         18,000               IFR                1963
-------------------------------------------------------------------------------
6C         26-5 X 36-9          5,000                CR                1949
-------------------------------------------------------------------------------
7          32-1 X 47-3          8,000               IFR                1949
-------------------------------------------------------------------------------
7C         26-1 X 36-9          5,000                CR                1949
-------------------------------------------------------------------------------
8          40-4 X 42-6         10,000               IFR                1963
-------------------------------------------------------------------------------
8C           32 X 47-3         10,000                CR                1949
-------------------------------------------------------------------------------
9           28-11 X 42          7,000                CR                1967
-------------------------------------------------------------------------------
10          35-10 X 35          6,000                CR                1967
-------------------------------------------------------------------------------
11             40 X 48         12,900             *  CR                1989
-------------------------------------------------------------------------------
A                                 714            HRZNTL
-------------------------------------------------------------------------------
B                                 714            HRZNTL
-------------------------------------------------------------------------------
Total Owned                   218,328
                            -----------

Barge loading/unloading dock.
Office/shop combination.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
One 2-bay top loading truck rack.
One single bay top loading truck rack.
50 H.P. Steam boiler
Truck scales
Portable air compressor

LEASES
------
None

CONTRACTS
---------
1.   Throughput
          a.)   John W. Stone Oil Distributor, Inc.
2.   Tank Storage
          a.)   Phillips Petroleum Company
          b.)   B. F. Goodrich
          c.)   Ashland Chemical
          d.)   Products & Recycling

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                        ITAPCO-LOUISVILLE TERMINAL, INC.
                        --------------------------------



TANK                           SIZE
 NO.       H X DIA.           (BBLS.)            TYPE               CONSTRUCTED
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1           30 x 29-6           3,200               IFR                1941
-------------------------------------------------------------------------------
2           42-2 X 30           4,500               IFR                1952
-------------------------------------------------------------------------------
3             35 x 60          15,900               IFR                1941
-------------------------------------------------------------------------------
4           42-2 X 40           8,700                CR                1947
-------------------------------------------------------------------------------
5           42-2 X 40           8,700                CR                1949
-------------------------------------------------------------------------------
6          49-10 X 70          31,700               IFR                1971
-------------------------------------------------------------------------------
7           48-2 X 50          15,600                CR                1950
-------------------------------------------------------------------------------
8           48-3 X 80          38,000               IFR                1958
-------------------------------------------------------------------------------
9            126 X 10             476            HRNZTL                1982
-------------------------------------------------------------------------------
10             96 X 8             285            HRNZTL                1979
-------------------------------------------------------------------------------
11           126 X 10             476            HRNZTL                1982
-------------------------------------------------------------------------------
12            48 x 80          40,000                CR                1989
-------------------------------------------------------------------------------
Total Owned                   167,537
                            -----------

Barge dock.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
Office/warehouse combination.
One 2-bay top-load truck rack.
One single bay top-load truck rack.

LEASE
-----
Warehouse leased to Castrol.

CONTRACTS
---------
1.   Tank Storage
          a.)   CF Industries
          b.)   Castrol Industrial North America
          c.)   First Recovery
          d.)   Northern Star Minerals
          e.)   UPS
2.   Throughput
          a.)   John W. Stone Oil Distributor, Inc.

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                        ITAPCO-MIDSOUTH TERMINAL, INC.
                        ------------------------------



TANK                                   SIZE
 NO.            H. X DIA.             (BBLS.)                 TYPE              CONSTRUCT.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
1501            40 x 120               80,000                 IFR                 1951
------------------------------------------------------------------------------------------
1503            40 x 120               80,000                 IFR                 1951
------------------------------------------------------------------------------------------
1504            42 x 117               80,000                 IFR                 1954
------------------------------------------------------------------------------------------
1522            56 x 110               94,000                 XFR                 1952
------------------------------------------------------------------------------------------
1523            56 x 110               94,000                 XFR                 1952
------------------------------------------------------------------------------------------
1524            56 x 110               94,000                 XFR                 1952
------------------------------------------------------------------------------------------
1525            48 x 110               80,000                 XFR                 1952
------------------------------------------------------------------------------------------
1526            48 x 110               80,000                 XFR
------------------------------------------------------------------------------------------
1527            48 x 110               80,000                 XFR
------------------------------------------------------------------------------------------
T-1             30 x 30                 3,500                  CR                 1951
------------------------------------------------------------------------------------------
T-2             30 x 30                 3,500                  CR                 1951
------------------------------------------------------------------------------------------
T-3             30 x 30                 3,500                  CR                 1951
------------------------------------------------------------------------------------------
Total Owned                           772,500
                                     --------

Barge dock.
Pumps, valves, piping and fittings to accommodate barge loading and unloading. Pipeline connection to TEPPCO.
One 2-bay truck loading rack (inactive).
Office
Two warehouses.

LEASES
------
None

CONTRACTS
---------
1.   Tank Storage
          a.)   Mapco
          b.)   TERRA Nitrogen
          c.)   PCS Nitrogen
          d.)   ADM Corp.
          e.)   Arizona Chemical

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                       ITAPCO-MISSISSIPPI TERMINAL, INC.
                       ---------------------------------



TANK                                 SIZE
 NO.            H X DIA.            (BBLS.)             TYPE               CONSTRUCTED
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
T-1             40X100              55,000               CR
------------------------------------------------------------------------------------------
T-3             40X120              80,000               CR
------------------------------------------------------------------------------------------

Barge dock jointly owned with Delta Terminal.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
Truck scales
Warehouse/shop
Office building

LEASES
------
None

CONTRACTS
---------
1.   Tank Storage
          a.)   TERRA Nitrogen
          b.)   TERRA Industries

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                         ITAPCO-MISSOURI TERMINAL, INC.
                         ------------------------------



TANK                              SIZE
 NO.          H X DIA.           (BBLS.)            TYPE               CONSTRUCTED
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
1               48 X 80           48,500            IFR                  1954
-----------------------------------------------------------------------------------
2               48 X 50           16,800            IFR                  1954
-----------------------------------------------------------------------------------
3               48 X 48           16,800             CR                  1954
-----------------------------------------------------------------------------------
4               48 X 45           13,600             CR                  1954
-----------------------------------------------------------------------------------
5               48 X 35            8,230            IFR                  1954
-----------------------------------------------------------------------------------
6               40 X 80           35,600            XFR                  1984
-----------------------------------------------------------------------------------
7             31 X 10-6              476             CR                  1988
-----------------------------------------------------------------------------------
8             30 X 10-6              470             CR                  1988
-----------------------------------------------------------------------------------
Total Owned                      140,476
                                --------

Barge loading/unloading dock.
Office/warehouse combination.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
One 2-bay truck loading rack.
John Zink Vapor combustor.
Diamond Control Automation System
Gasoline IVD additive injection and control system.
Fire foam system.

LEASES
------
Property purchase installment contract with Mary Evans. ITAPCO-Missouri owns the property.

CONTRACTS
---------
1.   Throughput
          a.)   John W. Stone Oil Distributor, Inc.
          b.)   MFA Oil Company (diesel additive)
          c.)   Mapco Petroleum
          d.)   Valero

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                          ITAPCO-OHIO TERMINAL, INC.
                          --------------------------



TANK                              SIZE
 NO.          H X DIA.           (BBLS.)            TYPE               CONSTRUCTED
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
1             40 X 100            55,000                 CR              1956
------------------------------------------------------------------------------------
2              48 X 60            24,000               * CR              1977
------------------------------------------------------------------------------------
3              48 X 60            24,000               * CR              1977
------------------------------------------------------------------------------------
4              48 X 73            35,000                 CR              1977
------------------------------------------------------------------------------------
5              40 X 52            15,000            (1) IFR              1986
------------------------------------------------------------------------------------
6              48 X 50            16,700            (1) IFR              1987
------------------------------------------------------------------------------------
7              48 X 50            16,700            (1) IFR              1990
------------------------------------------------------------------------------------
8              48 X 50            16,700            (1) IFR              1990
------------------------------------------------------------------------------------
9              48 X 40            10,740            (1) IFR              1990
------------------------------------------------------------------------------------
10             48 X 40            10,740            (1) IFR              1990
------------------------------------------------------------------------------------
Total Owned                      224,580
                                --------

Barge loading/unloading dock.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
Fire foam system.
Truck scale
Two 2-bay truck loading racks.
Five single truck loading positions.
Office/shop combination.

LEASES
------
None

CONTRACTS
---------
1.   Tank Storage
          a.)   Exxon Chemical
          b.)   Ashland Chemical
          c.)   CF Industries
          d.)   First Recovery
          e.)   Vigoro Industries
          f.)   Mark II Energy

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                        ITAPCO-OWENSBORO TERMINAL, INC.
                        -------------------------------

Owns 50% of the following assets:


TANK                              SIZE
 NO.          H X DIA.           (BBLS.)            TYPE               CONSTRUCTED
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
3-1                36 x 25         3,166               IFR               1951
----------------------------------------------------------------------------------
5-3                36 x 30         4,556                CR               1951
----------------------------------------------------------------------------------
6-2                36 x 35         6,177                CR               1949
----------------------------------------------------------------------------------
11-4               35 x 48        11,306                CR               1940
----------------------------------------------------------------------------------
17-6               48 x 50        16,790               IFR               1972
----------------------------------------------------------------------------------
60-5              48 x 100        60,000               IFR               1996
----------------------------------------------------------------------------------
50-7               48 x 87        50,000                CR               1997
----------------------------------------------------------------------------------
  A              29-5 x 10           500                CR
----------------------------------------------------------------------------------
  B           10-10 x 10-3            95            HRNZTL
----------------------------------------------------------------------------------
  C              18 x 10-6           190            HRNZTL
----------------------------------------------------------------------------------
Total Owned                      152,780
                             -----------

Barge loading/unloading dock.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
One 2-bay truck loading rack.
John Zink vapor combustor.
Gasoline IVD additive injection and control system.
CTI Automation System

LEASES
------
None

CONTRACTS
---------
1.   Tank Storage
          a.)   John W. Stone Oil Distributors, Inc.
          b.)   Shell
          c.)   BP Oil Company
          d.)   CITGO Petroleum
          e.)   Mapco Petroleum

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                         ITAPCO-PADUCAH TERMINAL, INC.
                         -----------------------------



TANK                              SIZE
 NO.          H X DIA.           (BBLS.)            TYPE               CONSTRUCTED
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
101             48 X 70           30,800            IFR                  1958
----------------------------------------------------------------------------------
102             48 X 50           15,700            IFR                  1958
----------------------------------------------------------------------------------
103             48 X 70           32,200            IFR                  1958
----------------------------------------------------------------------------------
104             60 X 60           29,100            IFR                  1958
----------------------------------------------------------------------------------
105             35 X 60           17,200             CR                  1938
----------------------------------------------------------------------------------
106           29-4 X 48            9,100             CR                  1938
----------------------------------------------------------------------------------
109             30 X 27            3,000             CR                  1921
----------------------------------------------------------------------------------
110             30 X 27            3,000             CR                  1921
----------------------------------------------------------------------------------
Total Owned                      140,100
                                --------

Office building.
Two-bay truck rack.
John Zink elevated flare.
Warehouse/shop combination.
Barge loading/unloading dock.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.
Gasoline IVD additive injection and control system.
Diamond Control Systems Automation

LEASES
------
ITAPCO-Paducah Terminal, Inc. leases a 60,000 barrel terminal from the McCracken County Riverport Authority.

CONTRACTS
---------
1.   Tank Storage
     ------------
          a.)   B.F. Goodrich
          b.)   First Recovery
          c.)   Safety Kleen
2.   Throughput
     ----------
          a.)   Valero
          b.)   CITGO
          c.)   BP Oil Company
          d.)   Amoco
          e.)   Shell Oil
          f.)   Mapco Petroleum
          g.)   John W. Stone Oil Distributor, Inc.

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                         ITAPCO-RIVERWAY TERMINAL, INC.
                         ------------------------------

PRINCIPAL ASSETS
----------------

------------------------------------------------------------------------------------------
    TANK                                SIZE
    NO.    H X DIA.                    (BBLS.)               TYPE               CONSTRUCTED
-------------------------------------------------------------------------------------------
     1       48 X 6                    29,000                 EFR                     1948
------------------------------------------------------------------------------------------
     2     46-5 X 48                   14,000                 IFR                     1939
------------------------------------------------------------------------------------------
     3     46-6 X 48                   14,000                 IFR                     1939
------------------------------------------------------------------------------------------
     4     35-1 X 36                    6,000                 IFR                     1939
------------------------------------------------------------------------------------------
     5     41-3 X 30                    5,000                 IFR                     1939
------------------------------------------------------------------------------------------
     6       48 X 70                   30,000                 EFR                     1954
------------------------------------------------------------------------------------------
     7     41-3 X 30                    5,000                 IFR                     1939
------------------------------------------------------------------------------------------
     8     41-3 X 30                    5,000                 IFR                     1939
------------------------------------------------------------------------------------------
     9     41-3 X 30                    5,000                 IFR                     1939
------------------------------------------------------------------------------------------
    10     46-6 X 48                   15,000                  CR                     1939
------------------------------------------------------------------------------------------
    11   46-6 X 48-1                   15,000                  CR                     1939
------------------------------------------------------------------------------------------
    12       48 X 67                   30,000                  CR                     1972
------------------------------------------------------------------------------------------
    40A      24 X 12                      238
------------------------------------------------------------------------------------------
Total Owned                           173,238
                                     --------

Office/warehouse combination.
Two-bay truck loading rack.
Daniels Automation Control System
John Zink VRU
Gasoline IVD additive injection and control system.
Barge loading/unloading dock.
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.

LEASES
------
None

CONTRACTS
---------
1.   Tank Storage
     ------------
     a.)   BF Goodrich
2.   Throughput
     ----------
     a.)   John W. Stone Oil Distributor, Inc.
     b.)   Mapco
     c.)   BP
     d.)   CITGO
     e.)   Valero

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                          ITAPCO-TEJANO TERMINAL, INC.
                          ----------------------------


 ------------------------------------------------------------------------------------------
  TANK                                 SIZE                                       YEAR
   NO.         H. X DIA.              (BBLS.)               TYPE               CONSTRUCTED
------------------------------------------------------------------------------------------

    1          48 x 100                68,000            FR-DOMED                     1954
------------------------------------------------------------------------------------------
    2           48 X 50                14,800            FR-DOMED                     1954
------------------------------------------------------------------------------------------
    3           38 X 48                11,000                  CR                     1935
------------------------------------------------------------------------------------------
    4           48 X 35                 8,000                  CR                     1935
------------------------------------------------------------------------------------------
Total Owned                           101,800
                                    ---------

Deepwater dock is owned by the Brownsville Navigation District (BND). Two-bay bottom-loading truck rack.
Fire foam system with building.
Office building/warehouse combination.
McGill VRU
Pumps, valves, piping and fittings to accommodate marine, truck loading and unloading.

LEASES
------
Real property leased from Brownsville Navigation District.

CONTRACTS
---------
1.   Throughput
     ----------
     a.) PMI Trading, Ltd.

             EXHIBIT "A" - PRINCIPAL ASSETS OF ITAPCO CORPORATIONS
             -----------------------------------------------------

                        ITAPCO-WISCONSIN TERMINAL, INC.
                        -------------------------------


-------------------------------------------------------------------------------------------
  TANK                                 SIZE
   NO.                H X DIA.        (BBLS.)                TYPE               CONSTRUCTED
-------------------------------------------------------------------------------------------
    1                   56 X 72        33,300                EFR                  1961
-------------------------------------------------------------------------------------------
    2                   56 X 58        21,600                EFR                  1961
-------------------------------------------------------------------------------------------
    3                 56-8 X 58        23,800                IFR                  1961
-------------------------------------------------------------------------------------------
    4                   56 X 67        32,100                 CR                  1961
-------------------------------------------------------------------------------------------
    5                   35 X 12           705                 CR                  1992
-------------------------------------------------------------------------------------------
Total Owned                           111,505
                                      -------

Pipeline connection to Williams Brothers Pipe Line Company.
Two-bay truck loading rack.
Office/warehouse combination.
Gasoline IVD additive injection and control system.
Daniels Automation and Control System
Pumps, valves, piping and fittings to accommodate barge and truck loading and unloading.

LEASES
------
ITAPCO-Wisconsin Terminal, Inc. leases a site for the additive tank to Growmark, Inc.

CONTRACTS
---------
1.   Throughput
        a.)   Farmland
        b.)   Koch Refining Company

                                   EXHIBIT B

                       PRINCIPAL ITAPCO VENTURE ASSETS
                       -------------------------------


Office Lease:          Radler Enterprises Texas, Inc. and ITAPCO
                       Lease expires 6/30/99 - 5,635 square feet


Leased Automobiles:    1997 Lincoln Mark VIII
                       1997 Acura Legend


Management and         Terminal Oil Group, Ltd. and ITAPCO - dated 10/1/82
Consulting Agreements: Wyoming Pipeline Company and ITAPCO - dated 7/2/87
                       ITAPCO-Columbus, Inc., ITAPCO-Jacksonville, Inc., ITAPCO-
                       Marietta Inc., ITAPCO-Parkersburg, Inc. and ITAPCO -
                        dated 1/15/89
                       Parkersburg Terminal Management Company and ITAPCO -
                        dated 10/17/97
                       ITAPCO-Border Terminal, Inc. and ITAPCO - dated 1/1/96
                       ITAPCO-Brownsville Terminal, Inc. and ITAPCO - dated
                        1/1/96
                       ITAPCO-Evansville Terminal, Inc. and ITAPCO - dated
                        1/1/96
                       ITAPCO-Greater Cincinnati Terminal, Inc. and ITAPCO -
                        dated 1/1/96
                       ITAPCO-Greenville Terminal, Inc. and ITAPCO - dated
                        1/1/96
                       ITAPCO-Henderson Terminal, Inc. and ITAPCO - dated 1/1/96
                       ITAPCO-Kentuckiana Terminal, Inc. and ITAPCO - dated
                        1/1/96
                       ITAPCO-Louisville Terminal, Inc. and ITAPCO - dated
                        1/1/96
                       ITAPCO-MidSouth Terminal, Inc. and ITAPCO - dated 1/1/96
                       ITAPCO-Mississippi Terminal, Inc. and ITAPCO - dated
                        3/7/97
                       ITAPCO-Missouri Terminal, Inc. and ITAPCO - dated 1/1/96
                       ITAPCO-Ohio Terminal, Inc. and ITAPCO - dated 1/1/96
                       ITAPCO-Paducah Terminal, Inc. and ITAPCO - dated 1/1/96
                       ITAPCO-Riverway Terminal, Inc. and ITAPCO - dated 1/1/96
                       ITAPCO-Tejano Terminal, Inc. and ITAPCO - dated 1/1/96
                       ITAPCO-Wisconsin Terminal, Inc. and ITAPCO - dated
                        10/30/95

Office Furniture & Fixtures:     5   -  typewriters
18 offices, 2 kitchens,          1   -  shredder
2 file rooms, 1 supply room      1   -  fax
                                 1   -  printer/fax/scanner combination
                                 1   -  TV/VCR
                                 2   -  refrigerators
                                 1   -  microwave
                                 2   -  copiers (1 owned; 1 leased)
                                 1   -  postage meter/scale (leased)
                                 18  -  telephones (leased)
                                 6   -  mobile phones

Computer hardware:    1  - Network Server
                      13 - personal computers
                      4  - lap top computers
                      16 -  printers

Computer software:    Microsoft Office - Windows 95
                      Act
                      CBT Training Package
                      CYMA Accounting Package


Office supplies, books, manuals, etc.

                                                           EXHIBIT  C
                                                         -------------


                                                Approximate Preliminary Purchase Price Allocation Schedule
                                                ----------------------------------------------------------
                                                                                                           ITAPCO
                                                    Gross       10/31/97 Debt                    Net       Override        Net *
                   Terminal                       Allocation        Bank       Stockholders  Allocation      Fee      to Stockholder
                   --------                     --------------  -------------  ------------  -----------  ----------  --------------
ITAPCO-Border Terminal, Inc.                       $   625,275     $   53,000      $240,000  $   332,275  $   29,230     $   303,045
ITAPCO-Brownsville Terminal, Inc.                    1,015,490              0             0    1,015,490     101,550         913,940
ITAPCO-Evansville Terminal, Inc.                     3,133,145              0             0    3,133,145     313,315       2,819,830
ITAPCO-Greater Cincinnati Terminal, Inc.               832,100        257,000             0      575,100      47,510         527,590
ITAPCO-Greenville Terminal, Inc.                       865,360              0             0      865,360      86,540         778,820
ITAPCO-Henderson Terminal, Inc.                      1,557,880              0             0    1,557,880     155,790       1,402,090
ITAPCO-Kentuckiana Terminal, Inc.                    1,341,725              0             0    1,341,725     134,170       1,207,555
ITAPCO-Louisville Terminal, Inc.                     1,926,610              0             0    1,926,610     192,660       1,733,950
ITAPCO-MidSouth Terminal, Inc.                       3,530,820      1,244,000             0    2,286,820     216,780       2,070,040
ITAPCO-Mississippi Terminal, Inc.                      929,870        450,000        90,000      389,870      36,490         353,380
ITAPCO-Missouri Terminal, Inc.                       3,757,900              0             0    3,757,900     357,790       3,400,110
ITAPCO-Ohio Terminal, Inc.                           3,520,650              0             0    3,520,650     352,065       3,168,585
ITAPCO-Owensboro Terminal, Inc.                      1,604,220        620,000       195,000      789,220      77,920         711,300
ITAPCO-Paducah Terminal, Inc.                        2,510,350              0             0    2,510,350     251,035       2,259,315
ITAPCO-Riverway Terminal, Inc.                       3,851,295              0             0    3,851,295     385,130       3,466,165
ITAPCO-Tejano Terminal, Inc.                           400,000        184,000       200,000       16,000           0          16,000
ITAPCO-Wisconsin Terminal, Inc.                        508,450        150,000       105,000      253,450      20,345         233,105
                                                   -----------     ----------      --------  -----------  ----------     -----------
TOTALS:                                            $31,911,140     $2,958,000      $830,000  $28,123,140  $2,758,320     $25,364,820


ITAPCO VENTURE ASSETS                                    88860
                                                   ===========


TOTAL:                                             $32,000,000


* Excludes repayment of outstanding stockholder debt.

                                  EXHIBIT  D-1


                                 ITAPCO VENTURE
                                 --------------

                                Excluded Assets
                                ---------------



               Cash or cash equivalents of ITAPCO Venture except to the extent required in Paragraphs 3 and 4 of the Agreement.


               Corporate books, documents, accounts, etc. of Independent Terminal and Pipeline Company except for contracts included in Exhibit B.

                                  EXHIBIT D-2
                                  -----------

               NON-OWNED ASSETS AT ITAPCO CORPORATION FACILITIES
               -------------------------------------------------


Border - None
------

Brownsville - Nitrogen tanks for inerting system.
-----------

Evansville - None
----------

Greater Cincinnati - None
------------------

Greenville - STAR gasoline additive system & tank.
----------

Henderson - The following property is owned by PCS:
---------

        1.   Tank 19 (25,000 bbl. aluminum, cone roof tank)
        2.   Tank 20 (75,000 bbl. carbon steel, cone roof tank)
        3.   Tank 21 (524 bbl. bullet tank)

Kentuckiana - None
-----------

Louisville - Two-inch (2") piping connecting the Castrol warehouse with the
----------
Castrol-rented tank.

MidSouth - TEPPCO scraper trap on incoming 10" line.
--------

Mississippi - TERRA amthio sulfate tank, pump, motor & piping.
------------

Missouri - None
---------

Ohio - Agway amthio-sulfate tank (705 bbls.), pump, motor, & piping.
----

Owensboro - None
---------

Paducah - Amoco gasoline system, tank.
-------

Riverway - Nitrogen evaporator system for inerting BF Goodrich trucks.
--------

Tejano - None
------

Wisconsin - None
---------

                                   EXHIBIT  E

                   ITAPCO Corporation Shareholder Information
                   ------------------------------------------



                          ITAPCO-BORDER TERMINAL, INC.
                          ----------------------------


               Number of Shares Authorized                  10,000
               Number of Shares Issued and Outstanding       1,000


                                               Number of
           STOCKHOLDERS                        Shares Issued
           ------------                        -------------
           Gerald Rauch                         86.25

           Lawrence A. Rauch                    86.25

           Mark S. Rauch                        86.25

           Linda L. Sprung                      86.25

           Gary S. Glesby                       172.5

           Susan G. Glesby                      172.5

           Jack Wallace                          10.0

           Herman Luffman                       180.0

           Mike Blevins                          80.0

           John S. Jungman                       40.0


                                   EXHIBIT  E


                       ITAPCO-BROWNSVILLE TERMINAL, INC.
                       ---------------------------------


              Number of Shares Authorized                    1,000
              Number of Shares Issued and Outstanding        1,000


                                                           Number of
          STOCKHOLDERS                                   Shares Issued
          ------------                                   -------------

          Gary Glesby                                          195

          Susan Glesby                                         195

          Linda L. Sprung                                      100

          Lawrence A. Rauch                                    100

          Mark S. Rauch                                        100

          Gerald Rauch                                          90

          Jack Wallace                                          10

          Richard McKelvey                                      10

          Herman Luffman                                       160

          Mike Blevins                                          40


                                   EXHIBIT  E


                       I ITAPCO-EVANSVILLE TERMINAL, INC.
                       ----------------------------------


              Number of Shares Authorized                   1,000
              Number of Shares Issued and Outstanding         800


                                                       Number of
          STOCKHOLDERS                               Shares Issued
          ------------                               -------------

          Gerald Rauch                                         69

          Lawrence A. Rauch                                    69

          Mark S. Rauch                                        69

          Linda L. Sprung                                      69

          Gary Glesby                                         138

          Susan Glesby                                        138

          Jack Wallace                                          8

          Herman Luffman                                      160

          Mike Blevins                                         48

          John Jungman                                         32


                                   EXHIBIT  E


                   ITAPCO-GREATER CINCINNATI TERMINAL, INC.
                   ----------------------------------------


             Number of Shares Authorized                 10,000
             Number of Shares Issued and Outstanding      1,000


                                                   Number of
           STOCKHOLDERS                           Shares Issued
           ------------                           -------------

           Gerald Rauch                                  86.25

           Linda L. Sprung                               86.25

           Lawrence A. Rauch                             86.25

           Mark S. Rauch                                 86.25

           Gary Glesby                                  172.50

           Susan Glesby                                 172.50

           Jack Wallace                                  10.00

           Herman Luffman                               160.00

           Mike Blevins                                  60.00

           John Jungman                                  40.00

           Michael A. Turchi                             40.00


                                   EXHIBIT  E


                         ITAPCO-GREENVILLE TERMINAL, INC.
                         --------------------------------


             Number of Shares Authorized                      1,000
             Number of Shares Issued and Outstanding          1,000


                                                          Number of
           STOCKHOLDERS                                 Shares Issued
           ------------                                 -------------

           Gerald Rauch                                    115

           Morris Glesby                                   115

           Susan Glesby                                     60

           Gary Glesby                                      60

           Lawrence A. Rauch                                40

           Mark S. Rauch                                    40

           Linda L. Sprung                                  40

           Jack Wallace                                     10

           Fred Trust                                      100

           Sandy Trust                                     100

           Howard Trust                                     66

           Judy Trust                                       67

           Suzy Trust                                       67

           Herman Luffman                                   90

           Mike Blevins                                     30


                                   EXHIBIT  E


                        ITAPCO-HENDERSON TERMINAL, INC.
                        -------------------------------


            Number of Shares Authorized                   10,000
            Number of Shares Issued and Outstandin         1,000


                                                         Number of
          STOCKHOLDERS                                 Shares Issued
          ------------                                 -------------

          Gerald Rauch                                     86.25

          Linda L. Sprung                                  86.25

          Lawrence A. Rauch                                86.25

          Mark S. Rauch                                    86.25

          Gary Glesby                                     172.50

          Susan Glesby                                    172.50

          Jack Wallace                                     10.00

          Herman Luffman                                  180.00

          Mike Blevins                                     80.00

          John Jungman                                     40.00


                                   EXHIBIT  E


                       ITAPCO-KENTUCKIANA TERMINAL, INC.
                       ---------------------------------


            Number of Shares Authorized                        1,000
            Number of Shares Issued and Outstanding            1,000


                                                     Number of
           STOCKHOLDERS                            Shares Issued
           ------------                            -------------

           Gerald Rauch                                 210

           Morris Glesby                                220

           Gary Glesby                                  100

           Susan Glesby                                 100

           Lawrence A. Rauch                             70

           Mark S. Rauch                                 70

           Linda L. Sprung                               70

           Jack Wallace                                  10

           Herman Luffman                               130

           Mike Blevins                                  20


                                   EXHIBIT  E


                        ITAPCO-LOUISVILLE TERMINAL, INC.
                        --------------------------------


           Number of Shares Authorized                         2,000
           Number of Shares Issued and Outstanding               650


                                                        Number of
           STOCKHOLDERS                               Shares Issued
           ------------                               -------------

           Gary Glesby                                     126.75

           Susan Glesby                                    126.75

           Lawrence A. Rauch                                65.00

           Mark S. Rauch                                    65.00

           Linda L. Sprung                                  65.00

           Gerald Rauch                                     58.50

           Jack Wallace                                      6.50

           Richard McKelvey                                  6.50

           Herman Luffman                                   97.50

           Mike Blevins                                     32.50


                                   EXHIBIT  E


                         ITAPCO-MIDSOUTH TERMINAL, INC
                         ------------------------------


           Number of Shares Authorized                        10,000
           Number of Shares Issued and Outstanding            10,000


                                                      Number of
           STOCKHOLDERS                               Shares Issued
           ------------                               -------------

           Gerald Rauch                                    750

           Linda L. Sprung                                 750

           Lawrence A. Rauch                               750

           Mark S. Rauch                                   750

           Gary Glesby                                   1,500

           Susan Glesby                                  1,500

           Jack Wallace                                    100

           Herman Luffman                                1,800

           Mike Blevins                                    800

           John Jungman                                    400

           Mark Huff                                       400

           Michael A. Turchi                               400

           Mark Helmke                                     100


                                   EXHIBIT  E


                       ITAPCO-MISSISSIPPI TERMINAL, INC.
                       ---------------------------------


           Number of Shares Authorized                   100,000
           Number of Shares Issued and Outstanding        10,000


                                                        Number of
           STOCKHOLDERS                               Shares Issued
           ------------                               -------------

           Gary Glesby, Separate Property                  1,100

           Susan Glesby, Single                            1,100

           Gerald Rauch                                      550

           Linda L. Sprung, Single                           550

           Lawrence A. Rauch, Separate Property              550

           Mark S. Rauch, Separate Property                  550

           Fred Trust                                        900

           Sandy Trust                                       900

           Howard Trust                                      600

           Judy Trust                                        600

           Suzy Trust                                        600

           Jack Wallace                                      100

           Herman Luffman                                    900

           Mike Blevins                                      300

           John Jungman                                      200

           Michael A. Turchi                                 200

           Mark S. Huff                                      200

           Mark Helmke                                       100


                                   EXHIBIT  E


                         ITAPCO-MISSOURI TERMINAL, INC.
                         ------------------------------


           Number of Shares Authorized                            1,000
           Number of Shares Issued and Outstanding                1,000


                                                               Number of
           STOCKHOLDERS                                      Shares Issued
           ------------                                      -------------

           Gary Glesby                                              195

           Susan Glesby                                             195

           Lawrence A. Rauch                                        100

           Mark S. Rauch                                            100

           Linda L. Sprung                                          100

           Gerald Rauch                                              90

           Jack Wallace                                              10

           Richard McKelvey                                          10

           Herman Luffman                                           150

           Mike Blevins                                              50


                                   EXHIBIT  E


                           ITAPCO-OHIO TERMINAL, INC.
                           --------------------------


           Number of Shares Authorized                            750
           Number of Shares Issued and Outstanding                500


                                                              Number of
           STOCKHOLDERS                                     Shares Issued
           ------------                                     -------------

           Morris Glesby                                          110

           Gerald Rauch                                            60

           Gary Glesby                                             50

           Susan Glesby                                            50

           Lawrence A. Rauch                                       50

           Mark S. Rauch                                           50

           Linda L. Sprung                                         50

           Jack Wallace                                             5

           Herman Luffman                                          60

           Mike Blevins                                            15


                                   EXHIBIT  E


                        ITAPCO-OWENSBORO TERMINAL, INC.
                        -------------------------------


          Number of Shares Authorized                          10,000
          Number of Shares Issued and Outstanding              10,000


                                                              Number of
           STOCKHOLDERS                                     Shares Issued
           -------------------                              -------------

           Gerald Rauch                                         862.5

           Linda L. Sprung                                      862.5

           Lawrence A. Rauch                                    862.5

           Mark S. Rauch                                        862.5

           Gary Glesby                                        1,725.0

           Susan Glesby                                       1,725.0

           Jack Wallace                                         100.0

           Herman Luffman                                     1,600.0

           Mike Blevins                                         600.0

           John Jungman                                         400.0

           Michael A. Turchi                                    400.0


                                   EXHIBIT  E


                         ITAPCO-PADUCAH TERMINAL, INC.
                         -----------------------------


           Number of Shares Authorized                            1,000
           Number of Shares Issued and Outstanding                1,000


                                                                Number of
           STOCKHOLDERS                                       Shares Issued
           ------------                                       -------------

           Morris Glesby                                            140

           Gary Glesby                                              140

           Susan Glesby                                             140

           Gerald Rauch                                             120

           Lawrence A. Rauch                                        100

           Mark S. Rauch                                            100

           Linda L. Sprung                                          100

           Jack Wallace                                              10

           Herman Luffman                                           130

           Mike Blevins                                              20


                                   EXHIBIT  E


                         ITAPCO-RIVERWAY TERMINAL, INC.
                         ------------------------------


          Number of Shares Authorized                           10,000
          Number of Shares Issued and Outstanding                1,000

                                                                Number of
           STOCKHOLDERS                                        Shares Issued
           ------------                                        -------------

           Gerald Rauch                                          86.25

           Linda L. Sprung                                       86.25

           Lawrence A. Rauch                                     86.25

           Mark S. Rauch                                         86.25

           Gary Glesby                                          172.50

           Susan Glesby                                         172.50

           Jack Wallace                                          10.00

           Herman Luffman                                       160.00

           Mike Blevins                                          60.00

           John Jungman                                          40.00

           Michael A. Turchi                                     40.00


                                   EXHIBIT  E


                          ITAPCO-TEJANO TERMINAL, INC.
                          ----------------------------


          Number of Shares Authorized                    10,000
          Number of Shares Issued and Outstanding         1,000


                                                        Number of
           STOCKHOLDERS                               Shares Issued
           ------------                               -------------

           Gerald Rauch                                   86.25

           Linda L. Sprung                                86.25

           Lawrence A. Rauch                              86.25

           Mark S. Rauch                                  86.25

           Gary Glesby                                   172.50

           Susan Glesby                                  172.50

           Jack Wallace                                   10.00

           Herman Luffman                                160.00

           Mike Blevins                                   60.00

           John Jungman                                   40.00

           Michael A. Turchi                              40.00


                                   EXHIBIT  E


                        ITAPCO-WISCONSIN TERMINAL, INC.
                        -------------------------------


         Number of Shares Authorized                            10,000
         Number of Shares Issued and Outstanding                10,000


                                                              Number of
           STOCKHOLDERS                                     Shares Issued
           ------------                                     -------------

           Gerald Rauch                                         862.5

           Linda L. Sprung                                      862.5

           Lawrence A. Rauch                                    862.5

           Mark S. Rauch                                        862.5

           Gary Glesby                                         1725.0

           Susan Glesby                                        1725.0

           Jack Wallace                                         100.0

           Herman Luffman                                      1600.0

           Mike Blevins                                         600.0

           John Jungman                                         400.0

           Michael A. Turchi                                    400.0
